[EATON VANCE LOGO]                                                     EDUCATION

[GRAPHIC OF CARS ON HIGHWAY]
                         Annual Report January 31, 2001
                                   EATON VANCE
                                   MUNICIPALS
                                    TRUST II

                                                                 Florida Insured
                                                                          Hawaii
                                                                          Kansas

[GRAPHIC OF BRIDGE]

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

As most fixed-income investors know, municipal bonds have long occupied a unique position among investment asset classes. Historically, the $1.5 trillion municipal market has financed a broad range of important public projects, including utilities, transportation facilities, hospitals, education, economic development and housing projects. These projects address the needs of local and state communities, generate new employment opportunities and improve the quality of life for many citizens. We thought it might be helpful to shareholders to begin a series of discussions with a broad overview of this vital market.

REVENUE BONDS: PROVIDING FINANCING FOR ESSENTIAL, FEE-BASED SERVICES...

Roughly two-thirds of all municipal bond issuance over the past decade has consisted of revenue bonds. These bonds are issued by entities that charge their customers a fee to provide essential services and include a very broad range of issuers. Electric and water utilities, airport and turnpike authorities, housing projects and hospitals are just a few examples of entities that issue revenue bonds. Interest payments to bondholders are paid from user fees paid for services: water bills paid by homeowners; highway tolls paid by motorists; hospital fees paid by patients and health insurers.

Credit quality is, of course, a critical determinant in the municipal market. Municipal bond analysts look for trends that may impact an issuer's revenue base. For revenue bonds, those factors may include shifts in demographics within the customer base, a rise or fall in competitive rates for water or electric power, or changes in insurance reimbursements for medical procedures. Those trends bear close watching, for any significant change may have a major impact on the value of an investment. For example, recent changes in Medicare reimbursement policies have posed a serious threat to the financial soundness of many hospitals across the country and have had a major impact on performance within the hospital sector of the municipal bond market.

GENERAL OBLIGATION BONDS: BACKED BY THE "FULL FAITH AND CREDIT" OF THE
ISSUER...

General obligation bonds (GOs) constitute the remaining one-third of the municipal market. Issued by states, counties, cities, towns, villages and school districts, GOs are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction. Because of that taxing power, general obligations are often accorded a fairly high credit quality, dependent, of course, on the creditworthiness of the community in question.

Analysts examine a community's economic base, looking for sound fundamentals and a strong tax revenue base. In cases where that tax base is threatened, credit quality may be jeopardized. For example, New York City was close to bankruptcy in 1975 and its GO bonds performed very poorly. However, as the City's fortunes improved in the 1980s and 1990s, its revenue base improved significantly, leading to an upgrade in its bonds.

Political changes may also affect general obligations. In 1978, California's Proposition 13 severely limited property taxes and capped annual tax increases. As the property tax rebellion spread to other parts of the country, the impact of those changes was felt in the GO market in other states.

WE BELIEVE THAT MUNICIPAL BONDS DESERVE CONSIDERATION FROM TODAY'S
INVESTORS ...

At Eaton Vance, we have long been a major participant in the municipal market, active in bringing tax-exempt alternatives to investors. While the importance of the municipal market is obvious in the public projects that improve our lives, we believe that municipal bonds play an equally important role for today's tax-conscious investors. We will continue to seek attractive opportunities in this exciting market.

                             Sincerely,

                             /s/ Thomas J. Fetter
                             Thomas J. Fetter
                             President
                             March 12, 2001

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001
INVESTMENT UPDATE

The year ended January 31, 2001 was characterized by a significant weakening of the U.S. economy, a dramatic reversal in interest rate trends and an impressive recovery in the municipal bond market. Those trends marked a major turnaround from the previous year.

INFLATION HAWKS LAST YEAR, THE FEDERAL RESERVE DID AN ABOUT-FACE IN 2001...

By year-end 2000, it appeared that the Federal Reserve, which in 1999 and early 2000 had pursued a vigorous anti-inflation campaign, may have overshot its target. In Congressional testimony, Fed Chairman Greenspan described the economy as generating "near zero growth." The weaker economy was reflected in lower industrial production, declining capital investment and disappointing corporate earnings. Meanwhile, consumers, unnerved by reports of mounting layoffs and a major correction in the stock market, sharply curtailed their spending habits. Not surprisingly, the nation's Gross Domestic Product - a measure of the goods and services produced in the U.S. - registered only a modest 1.4% annualized growth rate in the fourth quarter of 2000, according to preliminary figures. That was significantly weaker than last year's robust pace and the weakest quarterly showing since 1996.

MUNICIPAL BONDS HAVE MOUNTED A STRONG RECOVERY IN THE PAST YEAR...

In the second half of 2000, the Fed indicated that the weak economy represented a more serious threat than inflation and signaled a more accommodative monetary policy. In January 2001, amid increasing signs of a slowdown, the Fed took dramatic steps to reinvigorate the economy, lowering, in two separate moves, its benchmark Federal Funds rate by a total of 100 basis points (1.0%). The bond markets, which move in the opposite direction of interest rates, continued the rally begun in 2000. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - had a total return of 13.28% during the year ended January 31, 2001*, regaining the ground lost in the previous year.

MUNICIPAL BONDS YIELD 96% OF TREASURY YIELDS

5.28%                                   8.76%
30-Year AAA-rated                       Taxable equivalent yield
General Obligations (GO) Bonds          in 39.6% tax bracket

5.50%
30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

'60 yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds' yields. Statistics as of January 31, 2001.

Past performance is no guarantee of future results.

Source: Bloomberg L.P.


MODERATING ECONOMIC GROWTH BODES WELL FOR THE BOND MARKET...

Naturally, the outlook for the municipal market will depend on the relative strength of the economy and future Fed actions. The Fed has indicated its determination to engineer a "soft landing" for the economy, a positive sign for the bond market. Municipal bond supply represents another encouraging trend. Municipal bond issuance in 2000 fell well below that of the previous year and indications point to modest new issuance again in 2001. In addition, demand has increased due to the unfavorable climate for equities. The result suggests a more favorable supply-and-demand balance for the foreseeable future.

While the economy will bear close watching in coming months, a moderating economic environment has historically been good for bond investors. In addition, with memories of this year's stock market volatility still fresh, municipal bonds represent an alternative investment. We believe that in today's uncertain economy, municipal bonds can provide diversification, attractive income and tax-efficiency for investors.

*It is not possible to invest directly in an Index.

EATON VANCE FLORIDA INSURED MUNICIPALS FUND AS OF JANUARY 31, 2001 INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Fighting a national economic slowdown, Florida tourism grew slightly in 2000. The growth rate may slow in 2001, despite additions to the Universal and Disney theme parks in Orlando and a new park in northeast Florida. The state's January 2001 jobless rate was 3.6%, down slightly from 3.7% a year ago.

- The Portfolio maintained investments in bonds that financed the Florida infrastructure. Major sectors included special tax revenue bonds, water and sewer bonds and single and multi-family housing. We believe that these essential services should contribute to Florida's growth in coming years.

- Management adjusted Portfolio structure to take advantage of changing market conditions, including updating call protection and establishing tax losses. Tax losses may be used to offset future capital gains, thereby reducing taxable capital gain distributions.

- The Portfolio maintained a well-diversified coupon allocation. Management balanced higher-income housing and utility issues with interest rate-sensitive, low and zero-coupon issues for appreciation potential.

     At January 31, 2001, the Portfolio was 98.3% invested in issues rated AAA. Nearly 86% of the Portfolio's holdings were insured* bonds, an important consideration for quality-conscious Florida investors.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state intangible tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume a maximum 39.60% combined federal and state intangibles tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
     - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

THE FUND
--------------------------------------------------------------------------------

- During the year ended January 31, 2001, the Fund's Class A and Class B shares had total returns of 16.38% and 15.57%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $11.14 on January 31, 2001 from $10.07 on January 31, 2000, and the reinvestment of $0.541 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $11.02 from $9.95, and the reinvestment of $0.450 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on January 31, 2001 of $11.14 per share for Class A and $11.02 for Class B, the distribution rates were 4.85% and 4.08%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.03% and 6.75%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at January 31, 2001 were 4.22% and 3.68%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.99% and 6.09%
     respectively.(4)

Rating Distribution (6)
--------------------------------------------------------------------------------
Non-Rated       1.7%
AAA            98.3%


FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.03% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2001 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------
FUND INFORMATION
AS OF JANUARY 31, 2001

PERFORMANCE(7)                                       Class A      Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                             16.38%       15.57%
Five Years                                            5.04         4.29
Life of Fund+                                         6.88         6.02

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                             10.88%       10.57%
Five Years                                            4.02         3.95
Life of Fund+                                         6.13         6.02

+ Inception date: Class A: 3/3/94; Class B: 3/2/94

Eaton Vance Florida Insured Municipal- Class B
Inception:  3/2/94

                            Fund          Fund          Lehman Brothers
                           Value at     Value With       Municipal Bond
Date                         NAV       Sales Charge          Index
            3/31/1994      $10,000                           $10,000
            4/30/1994      $10,403                           $10,085
            5/31/1994      $10,561                           $10,172
            6/30/1994      $10,456                           $10,110
            7/31/1994      $10,696                           $10,295
            8/31/1994      $10,666                           $10,331
            9/30/1994      $10,471                           $10,180
           10/31/1994      $10,194                            $9,999
           11/30/1994       $9,975                            $9,818
           12/31/1994      $10,319                           $10,034
            1/31/1995      $10,710                           $10,321
            2/28/1995      $11,120                           $10,621
            3/31/1995      $11,172                           $10,743
            4/30/1995      $11,167                           $10,756
            5/31/1995      $11,441                           $11,099
            6/30/1995      $11,190                           $11,002
            7/31/1995      $11,259                           $11,106
            8/31/1995      $11,336                           $11,247
            9/30/1995      $11,404                           $11,318
           10/31/1995      $11,634                           $11,483
           11/30/1995      $11,940                           $11,673
           12/31/1995      $12,128                           $11,785
            1/31/1996      $12,143                           $11,874
            2/29/1996      $11,981                           $11,794
            3/31/1996      $11,751                           $11,644
            4/30/1996      $11,710                           $11,611
            5/31/1996      $11,711                           $11,606
            6/30/1996      $11,828                           $11,733
            7/31/1996      $11,937                           $11,839
            8/31/1996      $11,915                           $11,836
            9/30/1996      $12,121                           $12,001
           10/31/1996      $12,188                           $12,137
           11/30/1996      $12,383                           $12,359
           12/31/1996      $12,294                           $12,307
            1/31/1997      $12,282                           $12,331
            2/28/1997      $12,414                           $12,444
            3/31/1997      $12,213                           $12,278
            4/30/1997      $12,292                           $12,381
            5/31/1997      $12,500                           $12,567
            6/30/1997      $12,630                           $12,701
            7/31/1997      $12,991                           $13,053
            8/31/1997      $12,792                           $12,930
            9/30/1997      $12,958                           $13,084
           10/31/1997      $13,076                           $13,168
           11/30/1997      $13,163                           $13,245
           12/31/1997      $13,374                           $13,439
            1/31/1998      $13,458                           $13,577
            2/28/1998      $13,474                           $13,581
            3/31/1998      $13,468                           $13,593
            4/30/1998      $13,395                           $13,532
            5/31/1998      $13,612                           $13,746
            6/30/1998      $13,674                           $13,800
            7/31/1998      $13,710                           $13,835
            8/31/1998      $13,935                           $14,049
            9/30/1998      $14,093                           $14,224
           10/31/1998      $14,027                           $14,224
           11/30/1998      $14,088                           $14,273
           12/31/1998      $14,081                           $14,309
            1/31/1999      $14,241                           $14,479
            2/28/1999      $14,152                           $14,416
            3/31/1999      $14,143                           $14,436
            4/30/1999      $14,153                           $14,472
            5/31/1999      $14,038                           $14,388
            6/30/1999      $13,741                           $14,181
            7/31/1999      $13,736                           $14,233
            8/31/1999      $13,468                           $14,119
            9/30/1999      $13,322                           $14,125
           10/31/1999      $13,125                           $13,972
           11/30/1999      $13,251                           $14,120
           12/31/1999      $13,091                           $14,015
            1/31/2000      $12,964                           $13,954
            2/29/2000      $13,231                           $14,116
            3/31/2000      $13,657                           $14,425
            4/30/2000      $13,486                           $14,339
            5/31/2000      $13,321                           $14,265
            6/30/2000      $13,821                           $14,643
            7/31/2000      $14,059                           $14,847
            8/31/2000      $14,267                           $15,075
            9/30/2000      $14,077                           $14,997
           10/31/2000      $14,289                           $15,161
           11/30/2000      $14,420                           $15,275
           12/31/2000      $14,956                           $15,653
            1/31/2001      $14,982                           $15,808

**Source: Towers Data Systems, Bethesda, MD.; Lipper, Inc. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/3/94 at net asset value would have grown to $15,845 on January 31, 2001; $15,090, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE HAWAII MUNICIPALS FUND AS OF JANUARY 31, 2001
INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- Hawaii generated good job growth in the past year, led by the government and social services sectors. However, the tourist sector experienced uneven growth, as weak economies in Asia and the U.S. mainland resulted in fewer visitors. The January 2001 jobless rate was 4.3%, down from 4.8% a year ago.

- Hospital bonds remained the Portfolio's largest weighting. Compelled by cost restraints, Hawaii's hospital sector has consolidated significantly. The Portfolio's largest hospital holding was Queen's Health System, Hawaii's largest group of health care-related companies.

- Insured* general obligations (GOs) also remained a major emphasis of the Portfolio. State, county and Honolulu city GOs represented very high quality and excellent liquidity in a market characterized by exceptionally low new issuance.

- Among the Portfolio's industrial development revenue bond holdings were airline issues, including an issue for Continental Airlines, one of the dominant carriers in the Hawaiian market. Management continued to monitor the industry's ongoing labor negotiations for signs of any negative impact on business conditions.

- Management continued to improve the Portfolio's call protection, while establishing tax losses for future use. Tax losses may be used to offset capital gains, thereby reducing taxable capital gain distributions.

-------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume a maximum 44.89% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

THE FUND
--------------------------------------------------------------------------------
- During the year ended January 31, 2001, the Fund's Class A and Class B shares had total returns of 15.91% and 15.00%, respectively.(1) For
     Class A, this return resulted from an increase in net asset value (NAV) per share to $9.58 on January 31, 2001 from $8.69 on January 31, 2000, and the reinvestment of $0.461 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $9.72 from $8.82, and the reinvestment of $0.400 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on January 31, 2001 of $9.58 per share for Class A and $9.72 for Class B, the distribution rates were 4.78% and 4.06%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.67% and 7.37%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at January 31, 2001 were 4.59% and 4.05%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.33% and 7.35%, respectively.(4)

RATING DISTRIBUTION (6)
--------------------------------------------------------------------------------

Non-Rated              1.1%
AAA                   64.4%
AA                    10.4%
A                     13.7%
BBB                    5.0%
BB                     2.2%
B                      3.2%

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 98.99% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2001 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------
FUND INFORMATION
AS OF JANUARY 31, 2001

PERFORMANCE (7)                                        Class A     Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                               15.91%      15.00%
Five Years                                              4.85        4.11
Life of Fund+                                           4.58        4.40

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                               10.45%      10.00%
Five Years                                              3.83        3.77
Life of Fund+                                           3.84        4.40

+ Inception date: Class A: 3/14/94; Class B: 3/2/94

Eaton Vance Hawaii Municipal Fund- Class B
Inception: 3/2/94

                      Fund       Fund
                    Value at   Value With
Date                  NAV     Sales Charge   Index
       3/31/1994    $10,000                 $10,000
       4/30/1994    $10,023                 $10,085
       5/31/1994    $10,101                 $10,172
       6/30/1994     $9,949                 $10,110
       7/31/1994    $10,134                 $10,295
       8/31/1994    $10,152                 $10,331
       9/30/1994     $9,968                 $10,180
      10/31/1994     $9,668                  $9,999
      11/30/1994     $9,394                  $9,818
      12/31/1994     $9,631                 $10,034
       1/31/1995     $9,926                 $10,321
       2/28/1995    $10,285                 $10,621
       3/31/1995    $10,413                 $10,743
       4/30/1995    $10,395                 $10,756
       5/31/1995    $10,689                 $11,099
       6/30/1995    $10,514                 $11,002
       7/31/1995    $10,606                 $11,106
       8/31/1995    $10,694                 $11,247
       9/30/1995    $10,785                 $11,318
      10/31/1995    $10,944                 $11,483
      11/30/1995    $11,159                 $11,673
      12/31/1995    $11,307                 $11,785
       1/31/1996    $11,389                 $11,874
       2/29/1996    $11,274                 $11,794
       3/31/1996    $11,100                 $11,644
       4/30/1996    $11,066                 $11,611
       5/31/1996    $11,029                 $11,606
       6/30/1996    $11,161                 $11,733
       7/31/1996    $11,262                 $11,839
       8/31/1996    $11,238                 $11,836
       9/30/1996    $11,404                 $12,001
      10/31/1996    $11,520                 $12,137
      11/30/1996    $11,710                 $12,359
      12/31/1996    $11,663                 $12,307
       1/31/1997    $11,662                 $12,331
       2/28/1997    $11,761                 $12,444
       3/31/1997    $11,585                 $12,278
       4/30/1997    $11,690                 $12,381
       5/31/1997    $11,857                 $12,567
       6/30/1997    $11,955                 $12,701
       7/31/1997    $12,293                 $13,053
       8/31/1997    $12,157                 $12,930
       9/30/1997    $12,267                 $13,084
      10/31/1997    $12,351                 $13,168
      11/30/1997    $12,416                 $13,245
      12/31/1997    $12,609                 $13,439
       1/31/1998    $12,720                 $13,577
       2/28/1998    $12,709                 $13,581
       3/31/1998    $12,702                 $13,593
       4/30/1998    $12,585                 $13,532
       5/31/1998    $12,811                 $13,746
       6/30/1998    $12,835                 $13,800
       7/31/1998    $12,858                 $13,835
       8/31/1998    $13,091                 $14,049
       9/30/1998    $13,255                 $14,224
      10/31/1998    $13,198                 $14,224
      11/30/1998    $13,247                 $14,273
      12/31/1998    $13,240                 $14,309
       1/31/1999    $13,393                 $14,479
       2/28/1999    $13,298                 $14,416
       3/31/1999    $13,300                 $14,436
       4/30/1999    $13,321                 $14,472
       5/31/1999    $13,198                 $14,388
       6/30/1999    $12,963                 $14,181
       7/31/1999    $12,943                 $14,233
       8/31/1999    $12,698                 $14,119
       9/30/1999    $12,597                 $14,125
      10/31/1999    $12,333                 $13,972
      11/30/1999    $12,422                 $14,120
      12/31/1999    $12,250                 $14,015
       1/31/2000    $12,110                 $13,954
       2/29/2000    $12,373                 $14,116
       3/31/2000    $12,762                 $14,425
       4/30/2000    $12,604                 $14,339
       5/31/2000    $12,453                 $14,265
       6/30/2000    $12,806                 $14,643
       7/31/2000    $13,022                 $14,847
       8/31/2000    $13,249                 $15,075
       9/30/2000    $13,127                 $14,997
      10/31/2000    $13,302                 $15,161
      11/30/2000    $13,433                 $15,275
      12/31/2000    $13,878                 $15,653
       1/31/2001    $13,927                 $15,808

**Source: Towers Data Systems, Bethesda, MD.; Lipper, Inc. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/14/94 at net asset value would have grown to $13,613 on January 31, 2001;
  $12,965, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE KANSAS MUNICIPALS FUND AS OF JANUARY 31, 2001
INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- The Kansas economy moderated in 2000, with sluggish job growth in manufacturing, finance, retail, transportation and utilities. Building was fairly strong, while the mining/exploration sectors benefited from higher energy prices. The January 2001 jobless rate was 3.6%, up from 3.2% a year ago.

- Management emphasized quality in the thinly-traded Kansas market. Insured* general obligations (GOs) and insured* hospital bonds were among the Portfolio's largest sector weightings. Kansas hospitals have not felt competitive pressures to the degree seen elsewhere in the nation.

- Housing bonds again provided very attractive yields. Diversified among county, state and city issuers, the Portfolio's housing investments included single and multi-family projects.

- Management balanced its premium bonds with zero coupon and deep discount bonds, thus gaining exposure to good income while enhancing the Portfolio's appreciation potential.

- The Fund's Class A shares were ranked #1 of 13 Fund's in the Kansas Municipal Debt peer group for the year ended January 31, according to Lipper Inc., a nationally recognized monitor of mutual fund performance.(1)

--------------------------------------------------------------------------------
(1)  For the three-year and five-year periods ended 1/31/01, the Fund's
     Class A shares ranked 1 (of 12 funds) and 1 (of 9 funds), respectively. Rankings are based on percent change in net asset value and do not take sales charges into consideration. Rankings for other Classes will vary.
     It is not possible to invest directly in an Index or Lipper category.
     (2) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges
     (CDSC) for Class B shares. (3) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (4) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 45.31% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (7) Rating Distribution may not be representative of the Portfolio's current or future investments. (8) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum
     4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year;
     3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

THE FUND
--------------------------------------------------------------------------------
- During the year ended January 31, 2001, the Fund's Class A and Class B shares had total returns of 16.25% and 15.51%, respectively.(2) For
     Class A, this return resulted from an increase in net asset value (NAV) per share to $10.20 on January 31, 2001 from $9.23 on January 31, 2000, and the reinvestment of $0.494 per share in tax-free income.(3) For
     Class B, this return resulted from an increase in NAV to $10.12 from $9.14, and the reinvestment of $0.410 per share in tax-free income.(3)

- Based on the Fund's most recent dividends and NAVs on January 31, 2001 of $10.20 per share for Class A and $10.12 for Class B, the distribution rates were 4.83% and 4.03%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.83% and 7.37%, respectively.(5)

- The SEC 30-day yields for Class A and B shares at January 31, 2001 were 4.39% and 3.83%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.03% and 7.00%, respectively.(5)

RATING DISTRIBUTION (7)
-------------------------------------------------------------------------------

Non-Rated     1.5%
AAA          68.6%
AA           10.1%
A            15.6%
BBB           4.2%

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.85% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2001 was designated as an exempt-interest dividend.

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF JANUARY 31, 2001

PERFORMANCE(8)                                           Class A      Class B
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                                  16.25%      15.51%
Five Years                                                 5.24        4.50
Life of Fund+                                              5.55        5.13

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                                  10.74%      10.51%
Five Years                                                 4.22        4.17
Life of Fund+                                              4.81        5.13

+ Inception date: Class A: 3/3/94; Class B: 3/2/94

Eaton Vance Kansas Municipal Fund- Class B
Inception:3/2/94

                      Fund        Fund        Lehman Brothers
                    Value at    Value With    Municipal Bond
Date                  NAV      Sales Charge       Index
      3/31/1994     $10,000                      $10,000
      4/30/1994     $10,136                      $10,085
      5/31/1994     $10,275                      $10,172
      6/30/1994     $10,162                      $10,110
      7/31/1994     $10,375                      $10,295
      8/31/1994     $10,393                      $10,331
      9/30/1994     $10,179                      $10,180
     10/31/1994      $9,933                       $9,999
     11/30/1994      $9,662                       $9,818
     12/31/1994      $9,928                      $10,034
      1/31/1995     $10,273                      $10,321
      2/28/1995     $10,617                      $10,621
      3/31/1995     $10,711                      $10,743
      4/30/1995     $10,704                      $10,756
      5/31/1995     $10,962                      $11,099
      6/30/1995     $10,810                      $11,002
      7/31/1995     $10,877                      $11,106
      8/31/1995     $10,998                      $11,247
      9/30/1995     $11,076                      $11,318
     10/31/1995     $11,266                      $11,483
     11/30/1995     $11,455                      $11,673
     12/31/1995     $11,567                      $11,785
      1/31/1996     $11,636                      $11,874
      2/29/1996     $11,523                      $11,794
      3/31/1996     $11,351                      $11,644
      4/30/1996     $11,328                      $11,611
      5/31/1996     $11,326                      $11,606
      6/30/1996     $11,421                      $11,733
      7/31/1996     $11,533                      $11,839
      8/31/1996     $11,544                      $11,836
      9/30/1996     $11,719                      $12,001
     10/31/1996     $11,821                      $12,137
     11/30/1996     $12,032                      $12,359
     12/31/1996     $11,947                      $12,307
      1/31/1997     $11,922                      $12,331
      2/28/1997     $12,033                      $12,444
      3/31/1997     $11,895                      $12,278
      4/30/1997     $12,011                      $12,381
      5/31/1997     $12,164                      $12,567
      6/30/1997     $12,284                      $12,701
      7/31/1997     $12,619                      $13,053
      8/31/1997     $12,472                      $12,930
      9/30/1997     $12,618                      $13,084
     10/31/1997     $12,664                      $13,168
     11/30/1997     $12,740                      $13,245
     12/31/1997     $12,907                      $13,439
      1/31/1998     $12,980                      $13,577
      2/28/1998     $12,970                      $13,581
      3/31/1998     $12,987                      $13,593
      4/30/1998     $12,922                      $13,532
      5/31/1998     $13,122                      $13,746
      6/30/1998     $13,133                      $13,800
      7/31/1998     $13,169                      $13,835
      8/31/1998     $13,351                      $14,049
      9/30/1998     $13,475                      $14,224
     10/31/1998     $13,445                      $14,224
     11/30/1998     $13,482                      $14,273
     12/31/1998     $13,482                      $14,309
      1/31/1999     $13,624                      $14,479
      2/28/1999     $13,556                      $14,416
      3/31/1999     $13,558                      $14,436
      4/30/1999     $13,594                      $14,472
      5/31/1999     $13,498                      $14,388
      6/30/1999     $13,250                      $14,181
      7/31/1999     $13,256                      $14,233
      8/31/1999     $13,052                      $14,119
      9/30/1999     $12,937                      $14,125
     10/31/1999     $12,715                      $13,972
     11/30/1999     $12,845                      $14,120
     12/31/1999     $12,674                      $14,015
      1/31/2000     $12,551                      $13,954
      2/29/2000     $12,802                      $14,116
      3/31/2000     $13,165                      $14,425
      4/30/2000     $13,050                      $14,339
      5/31/2000     $12,927                      $14,265
      6/30/2000     $13,310                      $14,643
      7/31/2000     $13,542                      $14,847
      8/31/2000     $13,784                      $15,075
      9/30/2000     $13,635                      $14,997
     10/31/2000     $13,811                      $15,161
     11/30/2000     $13,973                      $15,275
     12/31/2000     $14,462                      $15,653
      1/31/2001     $14,498                      $15,808

**Source: Towers Data Systems, Bethesda, MD. ; Lipper, Inc. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/3/94 at net asset value would have grown to $14,537 on January 31, 2001; $13,844, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2001

                                FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------
Investment in Portfolio --
   Identified cost                  $23,967,353       $17,978,241  $11,944,609
   Unrealized appreciation            1,410,031           762,738      325,253
------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                         $25,377,384       $18,740,979  $12,269,862
------------------------------------------------------------------------------
Receivable for Fund shares
   sold                             $     5,157       $     1,898  $     9,526
Prepaid expenses                             --            11,000       11,000
------------------------------------------------------------------------------
TOTAL ASSETS                        $25,382,541       $18,753,877  $12,290,388
------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                         $        --       $    53,801  $        --
Dividends payable                        54,783            32,293       28,067
Payable to affiliate for
   Trustees' fees                            71                71           71
Payable to affiliate for
   service fees                           9,680             3,186        2,079
Accrued expenses                          6,613             5,682        3,820
------------------------------------------------------------------------------
TOTAL LIABILITIES                   $    71,147       $    95,033  $    34,037
------------------------------------------------------------------------------
NET ASSETS                          $25,311,394       $18,658,844  $12,256,351
------------------------------------------------------------------------------
Sources of Net Assets
------------------------------------------------------------------------------
Paid-in capital                     $24,422,998       $18,500,949  $12,042,362
Accumulated net realized loss
   from Portfolio (computed on
   the basis of
   identified cost)                    (554,723)         (596,398)     (95,547)
Accumulated undistributed
   (distributions in excess
   of) net investment income             33,088            (8,445)     (15,717)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of
   identified cost)                   1,410,031           762,738      325,253
------------------------------------------------------------------------------
TOTAL                               $25,311,394       $18,658,844  $12,256,351
------------------------------------------------------------------------------
Class A Shares
------------------------------------------------------------------------------
NET ASSETS                          $ 5,179,985       $   458,373  $ 3,109,606
SHARES OUTSTANDING                      464,981            47,856      304,794
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)         $     11.14       $      9.58  $     10.20
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                        $     11.70       $     10.06  $     10.71
------------------------------------------------------------------------------
Class B Shares
------------------------------------------------------------------------------
NET ASSETS                          $20,131,409       $18,200,471  $ 9,146,745
SHARES OUTSTANDING                    1,827,588         1,872,433      903,850
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)         $     11.02       $      9.72  $     10.12
------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JANUARY 31, 2001

                                FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------
Interest allocated from
   Portfolio                         $1,461,984       $1,025,338   $  680,370
Expenses allocated from
   Portfolio                           (109,091)         (49,019)     (25,408)
------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                         $1,352,893       $  976,319   $  654,962
------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------
Trustees fees and expenses           $      287       $      287   $      287
Distribution and service fees
   Class A                                9,730              615        5,482
   Class B                              189,771          162,564       85,056
Legal and accounting services            28,964           15,419       14,006
Printing and postage                      5,766            7,259        5,696
Custodian fee                             6,569            5,912        6,732
Transfer and dividend
   disbursing agent fees                 17,130           11,775        8,848
Registration fees                            --               --          208
Miscellaneous                             2,853            3,187        1,587
------------------------------------------------------------------------------
TOTAL EXPENSES                       $  261,070       $  207,018   $  127,902
------------------------------------------------------------------------------

NET INVESTMENT INCOME                $1,091,823       $  769,301   $  527,060
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)        $ (298,206)      $ (146,972)  $  (46,279)
   Financial futures contracts          (71,154)         (86,276)          --
------------------------------------------------------------------------------
NET REALIZED LOSS                    $ (369,360)      $ (233,248)  $  (46,279)
------------------------------------------------------------------------------
Change in unrealized
   appreciation
   (depreciation) --
   Investments (identified
      cost basis)                    $2,959,780       $1,940,077   $1,232,522
   Financial futures contracts            4,435             (585)          --
------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)       $2,964,215       $1,939,492   $1,232,522
------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                              $2,594,855       $1,706,244   $1,186,243
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                   $3,686,678       $2,475,545   $1,713,303
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2001

INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
---------------------------------------------------------------------------------
From operations --
   Net investment income               $ 1,091,823       $   769,301  $   527,060
   Net realized loss                      (369,360)         (233,248)     (46,279)
   Net change in unrealized
      appreciation (depreciation)        2,964,215         1,939,492    1,232,522
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                          $ 3,686,678       $ 2,475,545  $ 1,713,303
---------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                          $  (259,612)      $   (17,565) $  (136,008)
      Class B                             (864,801)         (740,267)    (386,433)
   In excess of net investment
      income
      Class A                                   --                --       (1,765)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                        $(1,124,413)      $  (757,832) $  (524,206)
---------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                          $   709,271       $   193,744  $   449,555
      Class B                            2,191,257           971,843      643,875
   Net asset value of shares
      issued to shareholders in
      payment of
      distributions declared
      Class A                               73,525            10,161       94,432
      Class B                              303,125           332,664      224,862
   Cost of shares redeemed
      Class A                           (1,727,873)          (37,520)    (158,759)
      Class B                           (4,343,568)       (1,457,202)  (2,209,208)
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                        $(2,794,263)      $    13,690  $  (955,243)
---------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                              $  (231,998)      $ 1,731,403  $   233,854
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                   $25,543,392       $16,927,441  $12,022,497
---------------------------------------------------------------------------------
AT END OF YEAR                         $25,311,394       $18,658,844  $12,256,351
---------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
---------------------------------------------------------------------------------
AT END OF YEAR                         $    33,088       $    (8,445) $   (15,717)
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2000

INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
---------------------------------------------------------------------------------
From operations --
   Net investment income               $ 1,235,496       $   853,625  $   567,158
   Net realized loss                      (184,770)          (88,025)     (50,040)
   Net change in unrealized
      appreciation (depreciation)       (3,662,116)       (2,657,352)  (1,544,560)
---------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                          $(2,611,390)      $(1,891,752) $(1,027,442)
---------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                          $  (300,696)      $   (14,670) $  (110,747)
      Class B                             (922,489)         (821,132)    (456,136)
   In excess of net investment
      income
      Class A                                   --                --         (798)
   From net realized gain
      Class A                                   --                --         (847)
      Class B                                   --                --       (6,040)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                        $(1,223,185)      $  (835,802) $  (574,568)
---------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                          $ 1,414,481       $    80,537  $ 1,237,633
      Class B                            3,990,518         1,554,149    1,144,398
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                              113,679            10,916       85,355
      Class B                              350,904           362,455      261,592
   Cost of shares redeemed
      Class A                             (985,040)          (51,218)    (151,189)
      Class B                           (4,313,005)       (2,408,980)  (1,737,456)
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                        $   571,537       $  (452,141) $   840,333
---------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS             $(3,263,038)      $(3,179,695) $  (761,677)
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                   $28,806,430       $20,107,136  $12,784,174
---------------------------------------------------------------------------------
AT END OF YEAR                         $25,543,392       $16,927,441  $12,022,497
---------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
---------------------------------------------------------------------------------
AT END OF YEAR                         $    65,678       $   (19,914) $   (18,571)
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                    FLORIDA INSURED FUND -- CLASS A
                                  -----------------------------------
                                        YEAR ENDED JANUARY 31,
                                  -----------------------------------
                                    2001         2000         1999
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $10.070      $11.540      $11.370
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment income              $ 0.527      $ 0.541      $ 0.569
Net realized and unrealized
   gain (loss)                       1.084       (1.470)       0.153
---------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ 1.611      $(0.929)     $ 0.722
---------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------
From net investment income         $(0.541)     $(0.541)     $(0.552)
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $(0.541)     $(0.541)     $(0.552)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $11.140      $10.070      $11.540
---------------------------------------------------------------------

TOTAL RETURN(1)                      16.38%       (8.24)%       6.52%
---------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $ 5,180      $ 5,629      $ 5,905
Ratios (As a percentage of
   average daily net assets):
   Net expenses(2)                    0.91%        0.69%        0.46%
   Net expenses after
      custodian fee
      reduction(2)                    0.87%        0.65%        0.39%
   Net investment income              4.93%        5.02%        4.86%
Portfolio Turnover of the
   Portfolio                             8%          34%           9%
---------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                                                  0.58%
   Expenses after custodian
      fee reduction(2)                                          0.51%
   Net investment income                                        4.74%
Net investment income per
   share                                                     $ 0.555
---------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              FLORIDA INSURED FUND -- CLASS B
                                  --------------------------------------------------------
                                                   YEAR ENDED JANUARY 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.950     $11.400     $11.230     $10.710     $11.090
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income             $ 0.440     $ 0.452     $ 0.467     $ 0.488     $ 0.499
Net realized and unrealized
   gain (loss)                      1.080      (1.456)      0.170       0.511      (0.385)
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.520     $(1.004)    $ 0.637     $ 0.999     $ 0.114
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income        $(0.450)    $(0.446)    $(0.467)    $(0.479)    $(0.494)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.450)    $(0.446)    $(0.467)    $(0.479)    $(0.494)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $11.020     $ 9.950     $11.400     $11.230     $10.710
------------------------------------------------------------------------------------------

TOTAL RETURN(1)                     15.57%      (8.97)%      5.82%       9.57%       1.14%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $20,131     $19,914     $22,901     $21,973     $21,717
Ratios (As a percentage of
   average daily net assets):
   Net expenses(2)                   1.66%       1.50%       1.25%       1.23%       1.21%
   Net expenses after
      custodian fee
      reduction(2)                   1.62%       1.46%       1.18%       1.16%       1.12%
   Net investment income             4.18%       4.22%       4.15%       4.50%       4.67%
Portfolio Turnover of the
   Portfolio                            8%         34%          9%         34%         36%
------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both.
   Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                                               1.37%       1.65%       1.51%
   Expenses after custodian
      fee reduction(2)                                       1.30%       1.58%       1.42%
   Net investment income                                     4.03%       4.08%       4.37%
Net investment income per
   share                                                  $ 0.453     $ 0.443     $ 0.467
------------------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                        HAWAII FUND -- CLASS A
                                  -----------------------------------
                                        YEAR ENDED JANUARY 31,
                                  -----------------------------------
                                    2001(1)        2000        1999
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.690      $10.050     $ 9.930
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment income               $ 0.466      $ 0.487     $ 0.534
Net realized and unrealized
   gain (loss)                        0.885       (1.362)      0.078
---------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.351      $(0.875)    $ 0.612
---------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------
From net investment income          $(0.461)     $(0.485)    $(0.492)
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.461)     $(0.485)    $(0.492)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.580      $ 8.690     $10.050
---------------------------------------------------------------------

TOTAL RETURN(2)                       15.91%       (8.95)%      6.34%
---------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   458      $   258     $   259
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     0.77%        0.48%       0.45%
   Net expenses after
      custodian fee
      reduction(3)                     0.70%        0.46%       0.41%
   Net investment income               5.07%        5.20%       5.35%
Portfolio Turnover of the
   Portfolio                             13%          20%         29%
---------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.82%        0.84%       0.69%
   Expenses after custodian
      fee reduction(3)                 0.75%        0.82%       0.65%
   Net investment income               5.02%        4.84%       5.11%
Net investment income per
   share                            $ 0.461      $ 0.453     $ 0.510
---------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    HAWAII FUND -- CLASS B
                                  -----------------------------------------------------------
                                                    YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------
                                    2001(1)        2000        1999        1998        1997
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.820      $10.200     $10.130     $ 9.730     $ 9.980
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income               $ 0.404      $ 0.430     $ 0.431     $ 0.441     $ 0.466
Net realized and unrealized
   gain (loss)                        0.896       (1.388)      0.090       0.418      (0.241)
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.300      $(0.958)    $ 0.521     $ 0.859     $ 0.225
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income          $(0.400)     $(0.422)    $(0.431)    $(0.441)    $(0.466)
In excess of net investment
   income                                --           --      (0.020)     (0.018)     (0.009)
---------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                 $(0.400)     $(0.422)    $(0.451)    $(0.459)    $(0.475)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.720      $ 8.820     $10.200     $10.130     $ 9.730
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       15.00%       (9.58)%      5.29%       9.08%       2.40%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $18,200      $16,669     $19,848     $19,401     $15,552
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     1.54%        1.20%       1.18%       1.27%       1.20%
   Net expenses after
      custodian fee
      reduction(3)                     1.47%        1.18%       1.14%       1.24%       1.15%
   Net investment income               4.35%        4.51%       4.27%       4.47%       4.81%
Portfolio Turnover of the
   Portfolio                             13%          20%         29%         27%         21%
---------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.59%        1.56%       1.42%       1.70%       1.61%
   Expenses after custodian
      fee reduction(3)                 1.52%        1.54%       1.38%       1.67%       1.56%
   Net investment income               4.30%        4.15%       4.03%       4.04%       4.40%
Net investment income per
   share                            $ 0.399      $ 0.396     $ 0.407     $ 0.399     $ 0.426
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                           KANSAS FUND -- CLASS A
                                  -----------------------------------------
                                           YEAR ENDED JANUARY 31,
                                  -----------------------------------------
                                    2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.230        $10.470        $10.460
---------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------
Net investment income               $ 0.488        $ 0.505        $ 0.505
Net realized and unrealized
   gain (loss)                        0.976         (1.231)         0.082
---------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.464        $(0.726)       $ 0.587
---------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------
From net investment income          $(0.488)       $(0.505)       $(0.505)
In excess of net investment
   income                            (0.006)        (0.004)        (0.012)
From net realized gain                   --             --         (0.060)
In excess of net realized gain           --         (0.005)            --
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.494)       $(0.514)       $(0.577)
---------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.200        $ 9.230        $10.470
---------------------------------------------------------------------------

TOTAL RETURN(2)                       16.25%         (7.12)%         5.77%
---------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 3,110        $ 2,455        $ 1,561
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     0.74%          0.53%          0.49%
   Net expenses after
      custodian fee
      reduction(3)                     0.73%          0.48%          0.43%
   Net investment income               5.03%          5.12%          4.83%
Portfolio Turnover of the
   Portfolio                              7%            24%            33%
---------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.98%          0.97%          0.79%
   Expenses after custodian
      fee reduction(3)                 0.97%          0.92%          0.73%
   Net investment income               4.79%          4.68%          4.53%
Net investment income per
   share                            $ 0.465        $ 0.462        $ 0.474
---------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       KANSAS FUND -- CLASS B
                                  -----------------------------------------------------------------
                                                       YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998        1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.140        $10.370        $10.380      $10.080     $10.320
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income               $ 0.415        $ 0.424        $ 0.429      $ 0.458     $ 0.479
Net realized and unrealized
   gain (loss)                        0.975         (1.225)         0.071        0.414      (0.238)
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.390        $(0.801)       $ 0.500      $ 0.872     $ 0.241
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income          $(0.410)       $(0.424)       $(0.429)     $(0.462)    $(0.473)
In excess of net investment
   income                                --             --         (0.021)          --(2)       --
From net realized gain                   --             --         (0.060)      (0.110)     (0.008)
In excess of net realized gain           --         (0.005)            --           --          --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.410)       $(0.429)       $(0.510)     $(0.572)    $(0.481)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.120        $ 9.140        $10.370      $10.380     $10.080
---------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                       15.51%         (7.87)%         4.96%        8.87%       2.46%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 9,147        $ 9,568        $11,223      $10,050     $10,492
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     1.48%          1.33%          1.28%        1.38%       1.25%
   Net expenses after
      custodian fee
      reduction(4)                     1.47%          1.28%          1.22%        1.33%       1.15%
   Net investment income               4.32%          4.32%          4.14%        4.48%       4.77%
Portfolio Turnover of the
   Portfolio                              7%            24%            33%          17%         49%
---------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.72%          1.77%          1.58%        1.90%       1.68%
   Expenses after custodian
      fee reduction(4)                 1.71%          1.72%          1.52%        1.85%       1.58%
   Net investment income               4.08%          3.88%          3.84%        3.96%       4.34%
Net investment income per
   share                            $ 0.392        $ 0.381        $ 0.398      $ 0.405     $ 0.436
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Distributions in excess of net investment income are less than $0.001 per share.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four Funds, each diversified, three of which are included in these financial statements. They include Eaton Vance Florida Insured Municipals Fund (Florida Insured Fund), Eaton Vance Hawaii Municipals Fund (Hawaii Fund) and Eaton Vance Kansas Municipals Fund (Kansas Fund). The Funds offer two classes of shares.
   Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.4%, 99.2%, and 98.8% at January 31, 2001 for Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2001, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers for each Fund are as follows:

    FUND                                      AMOUNT    EXPIRES
    --------------------------------------------------------------------
    Florida Insured Fund                      $376,081  January 31, 2009
                                               120,174  January 31, 2008
    Hawaii Fund                                201,483  January 31, 2009
                                                75,392  January 31, 2008
                                                26,381  January 31, 2005
                                               249,200  January 31, 2004
    Kansas Fund                                 53,691  January 31, 2009
                                                37,245  January 31, 2008

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at January 31, 2001, Florida Insured Fund, Hawaii Fund and Kansas Fund had net capital losses of

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   $54,031, $44,526 and $4,781, respectively, attributable to security transactions incurred after October 31, 2000. These net capital losses are treated as arising on the first day of each Fund's next taxable year.

 D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds and Portfolios maintain with IBT. All significant credit balances used to reduce the Funds' custodian fees are reported as a reduction of operating expenses in the statements of operations.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.
   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                               FLORIDA INSURED FUND
                                              ----------------------
                                              YEAR ENDED JANUARY 31,
                                              ----------------------
    CLASS A                                      2001        2000
    ----------------------------------------------------------------
    Sales                                        65,771     129,363
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  6,965      10,555
    Redemptions                                (166,823)    (92,439)
    ----------------------------------------------------------------
    NET INCREASE (DECREASE)                     (94,087)     47,479
    ----------------------------------------------------------------

                                               FLORIDA INSURED FUND
                                              ----------------------
                                              YEAR ENDED JANUARY 31,
                                              ----------------------
    CLASS B                                      2001        2000
    ----------------------------------------------------------------
    Sales                                       211,457     370,014
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 28,895      32,898
    Redemptions                                (414,012)   (411,207)
    ----------------------------------------------------------------
    NET DECREASE                               (173,660)     (8,295)
    ----------------------------------------------------------------

                                                   HAWAII FUND
                                              ----------------------
                                              YEAR ENDED JANUARY 31,
                                              ----------------------
    CLASS A                                      2001        2000
    ----------------------------------------------------------------
    Sales                                        21,332       8,367
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  1,112       1,163
    Redemptions                                  (4,286)     (5,626)
    ----------------------------------------------------------------
    NET INCREASE                                 18,158       3,904
    ----------------------------------------------------------------

                                                   HAWAII FUND
                                              ----------------------
                                              YEAR ENDED JANUARY 31,
                                              ----------------------
    CLASS B                                      2001        2000
    ----------------------------------------------------------------
    Sales                                       102,980     161,038
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 35,872      38,002
    Redemptions                                (157,209)   (254,865)
    ----------------------------------------------------------------
    NET DECREASE                                (18,357)    (55,825)
    ----------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                   KANSAS FUND
                                              ----------------------
                                              YEAR ENDED JANUARY 31,
                                              ----------------------
    CLASS A                                      2001        2000
    ----------------------------------------------------------------
    Sales                                        44,924     123,868
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  9,733       8,729
    Redemptions                                 (15,841)    (15,679)
    ----------------------------------------------------------------
    NET INCREASE                                 38,816     116,918
    ----------------------------------------------------------------

                                                   KANSAS FUND
                                              ----------------------
                                              YEAR ENDED JANUARY 31,
                                              ----------------------
    CLASS B                                      2001        2000
    ----------------------------------------------------------------
    Sales                                        66,572     117,585
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 23,390      26,745
    Redemptions                                (232,531)   (179,976)
    ----------------------------------------------------------------
    NET DECREASE                               (142,569)    (35,646)
    ----------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $702, $149 and $1,028 as its portion of the sales charge on sales of Class A shares from Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended
   January 31, 2001.

   Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan for Class A (Class A Plan), (collectively, the Plans). The
   Class B Plan requires each Fund to pay EVD amounts equal to 0.75% of each Fund's average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the year ended January 31, 2001, the Class B shares of the Florida Insured Fund, Hawaii Fund and Kansas Fund paid $151,061, $129,442 and $67,926, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At January 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Florida Insured Fund, Hawaii Fund and Kansas Fund were approximately $594,000, $598,000 and $294,000, respectively.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. The Trustees approved quarterly service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class A and Class B shares sold on or after October 12, 1999, and 0.20% per annum for shares sold prior thereto and outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2001 for the Florida Insured Fund, Hawaii Fund and Kansas Fund amounted to $9,730, $615, and $5,482, respectively, for Class A shares, and $38,710, $33,122 and $17,130, respectively, for Class B shares.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $78,000, $13,000 and $21,000 of CDSC paid by Class B shareholders of Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended January 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended January 31, 2001 were as follows:

    FLORIDA INSURED FUND
    ----------------------------------------------------
    Increases                                 $2,895,374
    Decreases                                  7,087,717

    HAWAII FUND
    ----------------------------------------------------
    Increases                                 $1,171,840
    Decreases                                  2,082,971

    KANSAS FUND
    ----------------------------------------------------
    Increases                                 $1,088,905
    Decreases                                  2,729,455

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST II:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund (certain of the series constituting Eaton Vance Municipals Trust II) (the "Trust"), as of January 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 2001 and 2000 and the financial highlights for each of the years in the five-year period ended January 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II at January 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 2, 2001

FLORIDA INSURED MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 6.6%
------------------------------------------------------------------------
    $ 1,160        Dade County, Professional Sports
                   Franchise, (MBIA), Escrowed to Maturity,
                   0.00%, 10/1/19                            $   445,336
        500        North Port, Utility Revenue, (FGIC),
                   Prerefunded to 10/1/02, 6.25%, 10/1/22        531,775
        250        Orange, Tourist Development Tax, (MBIA),
                   Prerefunded to 10/1/04, 6.00%, 10/1/24        273,992
        400        Titusville Water & Sewer, (MBIA),
                   Prerefunded to 10/1/04, 6.00%, 10/1/24        438,388
------------------------------------------------------------------------
                                                             $ 1,689,491
------------------------------------------------------------------------
Housing -- 14.3%
------------------------------------------------------------------------
    $   260        Duval County, HFA, SFMR, (GNMA), (AMT),
                   6.70%, 10/1/26                            $   271,521
        750        Escambia County, HFA, SFMR, (GNMA),
                   (AMT), 7.00%, 4/1/28                          798,652
        650        Manatee County, HFA, SFMR, (GNMA),
                   (AMT), 6.875%, 11/1/26                        728,247
        990        Pinellas County, HFA, SFMR, (GNMA),
                   (AMT), 5.80%, 3/1/29                        1,010,156
        795        Pinellas County, HFA, SFMR, (GNMA),
                   (AMT), 6.70%, 2/1/28                          836,571
------------------------------------------------------------------------
                                                             $ 3,645,147
------------------------------------------------------------------------
Insured-Cogeneration -- 3.8%
------------------------------------------------------------------------
    $ 1,000        Tampa, Solid Waste System, (McKay Bay
                   Refuse to Energy), (AMBAC), (AMT),
                   5.00%, 10/1/21                            $   963,500
------------------------------------------------------------------------
                                                             $   963,500
------------------------------------------------------------------------
Insured-Education -- 3.5%
------------------------------------------------------------------------
    $ 1,000        Florida State University, System
                   Improvement Revenue, (AMBAC),
                   4.50%, 7/1/23                             $   896,350
------------------------------------------------------------------------
                                                             $   896,350
------------------------------------------------------------------------
Insured-Electric Utilities -- 1.8%
------------------------------------------------------------------------
    $   445        Citrus County, PCR, (Florida Power
                   Corp.), (MBIA), 6.35%, 2/1/22             $   462,729
------------------------------------------------------------------------
                                                             $   462,729
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-General Obligations -- 3.5%
------------------------------------------------------------------------
    $ 1,000        Florida Board Of Education, (MBIA),
                   4.50%, 6/1/24                             $   891,200
------------------------------------------------------------------------
                                                             $   891,200
------------------------------------------------------------------------
Insured-Hospital -- 2.8%
------------------------------------------------------------------------
    $   200        Dade, Public Facilities Revenue,
                   (Jackson Memorial Hospital), (MBIA),
                   4.875%, 6/1/15                            $   198,562
        500        Sarasota County, Public Hospital Board,
                   (Sarasota Memorial Hospital), (MBIA),
                   5.25%, 7/1/24                                 506,395
------------------------------------------------------------------------
                                                             $   704,957
------------------------------------------------------------------------
Insured-Housing -- 8.2%
------------------------------------------------------------------------
    $   500        Florida HFA, (Maitland Club Apartments),
                   (AMBAC), (AMT), 6.875%, 8/1/26            $   530,955
      1,000        Florida HFA, (Mariner Club Apartments),
                   (AMBAC), (AMT), 6.375%, 9/1/36(1)           1,045,600
        500        Florida HFA, (Spinnaker Cove
                   Apartments), (AMBAC), (AMT),
                   6.50%, 7/1/36                                 525,895
------------------------------------------------------------------------
                                                             $ 2,102,450
------------------------------------------------------------------------
Insured-Resource Recovery -- 2.0%
------------------------------------------------------------------------
    $   500        Dade County Resources Recovery
                   Facilities, (AMBAC), (AMT), Variable
                   Rate, 10/1/13                             $   522,355
------------------------------------------------------------------------
                                                             $   522,355
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 24.7%
------------------------------------------------------------------------
    $   380        Celebration Community Development
                   District, (MBIA), 5.125%, 5/1/20          $   380,570
        750        Crossings at Fleming Island Community
                   Development District, (MBIA),
                   5.80%, 5/1/16                                 810,285
        415        Dade County, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/35(2)(3)         375,695
        500        Jacksonville, Capital Improvement
                   Revenue, (Stadium), (AMBAC),
                   4.75%, 10/1/25                                466,200
      1,000        Jacksonville, Excise Taxes Revenue,
                   (FGIC), (AMT), 0.00%, 10/1/10                 639,120
      1,000        Jacksonville, Excise Taxes Revenue,
                   (FGIC), (AMT), 5.70%, 10/1/09               1,018,090
        500        Miami-Dade County, Special Obligations,
                   (MBIA), 5.00%, 10/1/37                        483,345
        250        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(3)(4)          246,062
        505        St. Petersburg Excise Tax, (FGIC),
                   5.00%, 10/1/16                                505,717
        340        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/15                                163,727

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA INSURED MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
------------------------------------------------------------------------
    $ 1,625        Tampa, Utility Tax Revenue, (AMBAC),
                   0.00%, 4/1/21                             $   561,990
      1,950        Tampa, Utility Tax Revenue, (AMBAC),
                   0.00%, 10/1/21                                656,858
------------------------------------------------------------------------
                                                             $ 6,307,659
------------------------------------------------------------------------
Insured-Transportation -- 8.1%
------------------------------------------------------------------------
    $   500        Dade County Aviation Facilities, (Miami
                   International Airport), (FSA), (AMT),
                   5.125%, 10/1/22                           $   487,825
        500        Dade County, Seaport Revenue, (MBIA),
                   5.125%, 10/1/16                               506,925
        750        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                                 668,115
        400        Greater Orlando, Aviation Authority,
                   (FGIC), Variable Rate, 10/1/18(3)(4)          403,972
------------------------------------------------------------------------
                                                             $ 2,066,837
------------------------------------------------------------------------
Insured-Utilities -- 1.0%
------------------------------------------------------------------------
    $   250        Florida Government Utility Authority,
                   Utility Revenue, (Barefoot Bay),
                   (AMBAC), 5.00%, 10/1/29                   $   242,393
------------------------------------------------------------------------
                                                             $   242,393
------------------------------------------------------------------------
Insured-Water and Sewer -- 18.2%
------------------------------------------------------------------------
    $   500        Cocoa, Water and Sewer, (FGIC),
                   4.50%, 10/1/22                            $   449,925
        735        Enterprise Community Development
                   District, Water and Sewer, (MBIA),
                   6.125%, 5/1/24                                769,427
      1,000        Jacksonville, Water and Sewer, (AMBAC),
                   (AMT), 6.35%, 8/1/25                        1,069,190
      1,000        Lee County, IDA, (Bonita Springs
                   Utilities), (MBIA), (AMT),
                   6.05%, 11/1/20                              1,062,590
        375        Tampa Bay, Water Utility System, (FGIC),
                   Variable Rate, 10/1/27(3)(4)                  318,424
      1,000        Vero Beach, Water and Sewer, (FGIC),
                   5.00%, 12/1/21                                982,780
------------------------------------------------------------------------
                                                             $ 4,652,336
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $23,729,105)                             $25,147,404
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $   391,582
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $25,538,986
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2001, 85.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.9% to 32.2% of total investments.

 At January 31, 2001, the Portfolio's insured securities by financial institution are as follows:

                                      MARKET          % OF
                                       VALUE      MARKET VALUE
--------------------------------------------------------------
American Municipal Bond Assurance
 Corp. (AMBAC)                      $ 8,103,043       32.2%
Financial Guaranty Insurance Corp.
 (FGIC)                               5,517,918       21.9%
Financial Security Assurance (FSA)      487,825        2.0%
Municipal Bond Insurance
 Association (MBIA)                   7,393,471       29.4%
--------------------------------------------------------------
                                    $21,502,257       85.5%
--------------------------------------------------------------

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

HAWAII MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.4%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 3.5%
------------------------------------------------------------------------
     $1,500        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $   659,355
------------------------------------------------------------------------
                                                             $   659,355
------------------------------------------------------------------------
General Obligations -- 4.7%
------------------------------------------------------------------------
     $  750        Honolulu, 4.75%, 9/1/17                   $   736,882
        285        Puerto Rico, Public Improvement,
                   0.00%, 7/1/15                                 143,429
------------------------------------------------------------------------
                                                             $   880,311
------------------------------------------------------------------------
Hospital -- 14.7%
------------------------------------------------------------------------
     $  200        Hawaii Department of Budget and Finance,
                   (Kaiser Permanente), 5.15%, 3/1/15        $   187,870
        635        Hawaii Department of Budget and Finance,
                   (Kapiolani Health System),
                   6.00%, 7/1/19                                 637,769
        870        Hawaii Department of Budget and Finance,
                   (Queens Health System), 5.75%, 7/1/26         864,780
        665        Hawaii Department of Budget and Finance,
                   (Wahiawa General Hospital),
                   7.50%, 7/1/12                                 603,660
        300        Hawaii Department of Budget and Finance,
                   (Wilcox Memorial Hospital),
                   5.35%, 7/1/18                                 246,675
        300        Hawaii Department of Budget and Finance,
                   (Wilcox Memorial Hospital),
                   5.50%, 7/1/28                                 240,234
------------------------------------------------------------------------
                                                             $ 2,780,988
------------------------------------------------------------------------
Housing -- 7.3%
------------------------------------------------------------------------
     $  200        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $   211,032
      1,000        Hawaii Housing Finance and Development,
                   Single Family, 5.90%, 7/1/27(1)             1,021,650
        145        Hawaii Housing Finance and Development,
                   Single Family, (AMT), 6.00%, 7/1/26           148,145
------------------------------------------------------------------------
                                                             $ 1,380,827
------------------------------------------------------------------------
Industrial Development Revenue -- 3.1%
------------------------------------------------------------------------
     $  400        Hawaii Department of Transportation
                   Special Facilities, (Continental
                   Airlines), 7.00%, 6/1/20                  $   394,948
        180        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.30%, 6/1/23               182,749
------------------------------------------------------------------------
                                                             $   577,697
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Education -- 7.6%
------------------------------------------------------------------------
     $  500        Hawaii State Housing Development Corp.,
                   (University of Hawaii), (AMBAC),
                   5.65%, 10/1/16                            $   519,810
        500        University of Hawaii Board of Regents,
                   University System, (AMBAC),
                   5.65%, 10/1/12                                518,345
        400        University of Puerto Rico, University
                   Revenue, (MBIA), 5.375%, 6/1/30               405,328
------------------------------------------------------------------------
                                                             $ 1,443,483
------------------------------------------------------------------------
Insured-Electric Utilities -- 9.0%
------------------------------------------------------------------------
     $1,000        Hawaii Department of Budget and Finance,
                   (Hawaiian Electric Co.), (AMBAC), (AMT),
                   5.75%, 12/1/18                            $ 1,041,450
        500        Hawaii Department of Budget and Finance,
                   (Hawaiian Electric Co.), (MBIA), (AMT),
                   6.60%, 1/1/25                                 541,405
        100        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      108,750
------------------------------------------------------------------------
                                                             $ 1,691,605
------------------------------------------------------------------------
Insured-General Obligations -- 14.0%
------------------------------------------------------------------------
     $  350        Hawaii County, (FGIC), 5.55%, 5/1/10      $   382,098
        300        Hawaii, (FGIC), 5.00%, 10/1/17                298,803
        375        Hawaii, (MBIA), 5.25%, 10/1/20                377,940
        150        Honolulu, City and County, (FGIC),
                   5.00%, 7/1/23                                 144,798
        305        Kauai County, (MBIA), 5.90%, 2/1/14           320,884
        800        Maui County, (FGIC), 5.00%, 9/1/17            795,064
        320        Puerto Rico, (FSA), 5.00%, 7/1/28             316,499
------------------------------------------------------------------------
                                                             $ 2,636,086
------------------------------------------------------------------------
Insured-Hospital -- 0.5%
------------------------------------------------------------------------
     $  100        Hawaii Department of Budget and Finance,
                   (St. Francis Medical Center), (FSA),
                   6.50%, 7/1/22                             $   103,614
------------------------------------------------------------------------
                                                             $   103,614
------------------------------------------------------------------------
Insured-Housing -- 2.6%
------------------------------------------------------------------------
     $  470        Honolulu, Mortgage Revenue Bonds, (Smith
                   Beretania), (FHA Insured) (MBIA),
                   7.80%, 7/1/24                             $   484,015
------------------------------------------------------------------------
                                                             $   484,015
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HAWAII MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.3%
------------------------------------------------------------------------
     $  250        Hawaii, (Kapolei State Office Building),
                   (AMBAC), 5.00%, 5/1/18                    $   245,588
------------------------------------------------------------------------
                                                             $   245,588
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
------------------------------------------------------------------------
     $  210        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC),
                   Variable Rate, 7/1/28(3)                  $   203,480
------------------------------------------------------------------------
                                                             $   203,480
------------------------------------------------------------------------
Insured-Transportation -- 12.0%
------------------------------------------------------------------------
     $  100        Hawaii Airports System, (MBIA), (AMT),
                   6.90%, 7/1/12                             $   118,240
        245        Hawaii Airports System, (MBIA), (AMT),
                   7.00%, 7/1/18                                 253,127
        650        Hawaii Harbor Revenue, (FGIC), (AMT),
                   6.375%, 7/1/24                                683,976
      1,300        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38             1,217,099
------------------------------------------------------------------------
                                                             $ 2,272,442
------------------------------------------------------------------------
Insured-Water and Sewer -- 5.5%
------------------------------------------------------------------------
     $1,000        Honolulu, City and County Waste Water
                   Systems, (FGIC), 0.00%, 7/1/18            $   396,680
        730        Honolulu, City and County Waterworks
                   System Revenue, (FGIC), 4.50%, 7/1/28         636,348
------------------------------------------------------------------------
                                                             $ 1,033,028
------------------------------------------------------------------------
Special Tax Revenue -- 3.5%
------------------------------------------------------------------------
     $  200        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/28(2)(4)    $   195,860
        200        Puerto Rico Infrastructure Financing
                   Authority,
                   Variable Rate, 10/1/34(3)(4)                  223,568
        250        Virgin Islands Public Facilities
                   Authority, 5.625%, 10/1/25                    244,918
------------------------------------------------------------------------
                                                             $   664,346
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Transportation -- 2.7%
------------------------------------------------------------------------
     $  250        Hawaii Highway Revenue, 5.00%, 7/1/12     $   252,900
        250        Hawaii Highway Revenue, 5.50%, 7/1/18         267,275
------------------------------------------------------------------------
                                                             $   520,175
------------------------------------------------------------------------
Water and Sewer -- 3.3%
------------------------------------------------------------------------
     $  600        Honolulu, Water Supply System,
                   5.80%, 7/1/16                             $   632,022
------------------------------------------------------------------------
                                                             $   632,022
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.4%
   (identified cost $17,439,830)                             $18,209,062
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.6%                       $   676,129
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $18,885,191
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2001, 55.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 9.6% to 18.3% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

KANSAS MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 2.7%
------------------------------------------------------------------------
     $  350        Puerto Rico Electric Power Authority,
                   5.00%, 7/1/28                             $   339,321
------------------------------------------------------------------------
                                                             $   339,321
------------------------------------------------------------------------
Escrowed / Prerefunded -- 6.1%
------------------------------------------------------------------------
     $   65        Kansas City, Utility System, (FGIC),
                   Prerefunded to 9/01/04, 6.375%, 9/1/23    $    71,881
        415        Labette County, SFMR, Escrowed to
                   Maturity, 0.00%, 12/1/14                      211,285
      1,000        Saline County, SFMR, Escrowed to
                   Maturity, 0.00%, 12/1/15                      477,910
------------------------------------------------------------------------
                                                             $   761,076
------------------------------------------------------------------------
General Obligations -- 6.6%
------------------------------------------------------------------------
     $  500        Johnson County, Unified School District
                   #229, 5.00%, 10/1/16                      $   502,135
        750        Puerto Rico, 0.00%, 7/1/18                    315,180
------------------------------------------------------------------------
                                                             $   817,315
------------------------------------------------------------------------
Hospital -- 9.7%
------------------------------------------------------------------------
     $  225        Atchison, (Atchison Hospital Assn.),
                   5.70%, 11/15/18                           $   183,267
        250        Lawrence, (Lawrence Memorial Hospital),
                   6.20%, 7/1/19                                 252,512
        300        Newton, (Newton Healthcare Corp.),
                   5.75%, 11/15/24                               250,185
        500        Wichita, (Christi Health Systems, Inc.),
                   6.25%, 11/15/24                               523,745
------------------------------------------------------------------------
                                                             $ 1,209,709
------------------------------------------------------------------------
Housing -- 13.9%
------------------------------------------------------------------------
     $   55        Kansas City, Mortgage Revenue, (GNMA),
                   (AMT), 5.30%, 5/1/07                      $    55,604
         65        Kansas City, Mortgage Revenue, (GNMA),
                   (AMT), 5.30%, 11/1/07                          65,744
        240        Kansas City, Mortgage Revenue, (GNMA),
                   (AMT), 7.00%, 12/1/11                         246,545
        215        Kansas City, Multifamily, (FHA),
                   6.70%, 7/1/23                                 216,032
        100        Kansas Development Finance Authority,
                   (FHA), (Martin Creek), 6.60%, 8/1/34          102,569
         50        Olathe and Labette County, SFMR, (GNMA),
                   (AMT), 8.10%, 8/1/23                           54,434
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $   85        Olathe, Mortgage Revenue, (GNMA), (AMT),
                   7.60%, 3/1/07                             $    87,350
        250        Olathe, Multifamily, (FNMA),
                   6.45%, 6/1/19                                 260,755
        200        Puerto Rico Housing Finance Corp.,
                   7.50%, 4/1/22                                 206,334
        130        Sedgwick and Shawnee Counties, SFMR,
                   (GNMA), 7.75%, 11/1/24                        142,796
        230        Sedgwick County, SFMR, (GNMA),
                   8.00%, 5/1/25                                 251,119
         35        Sedgwick County, SFMR, (GNMA),
                   8.20%, 5/1/14                                  37,919
------------------------------------------------------------------------
                                                             $ 1,727,201
------------------------------------------------------------------------
Insured-Education -- 6.3%
------------------------------------------------------------------------
     $  250        Johnson County Community College,
                   (Student Commons and Parking Systems),
                   (MBIA), 5.05%, 11/15/21                   $   246,845
        500        Washburn University, Topeka, (Living
                   Learning Center), (AMBAC),
                   6.125%, 7/1/29                                538,055
------------------------------------------------------------------------
                                                             $   784,900
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.7%
------------------------------------------------------------------------
     $  345        Burlington, PCR, (Kansas Gas & Electric
                   Co.), (MBIA), 7.00%, 6/1/31               $   355,819
        100        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/02(1)      105,375
------------------------------------------------------------------------
                                                             $   461,194
------------------------------------------------------------------------
Insured-General Obligations -- 15.6%
------------------------------------------------------------------------
     $  250        Butler and Sedgwick County, Unified
                   School District #385, (FSA),
                   5.40%, 9/1/18                             $   257,690
        200        Harvey County, Unified School District
                   #373, (FSA), 4.80%, 9/1/18                    194,278
        200        Johnson County, Unified School District
                   #231, (FGIC), 6.00%, 10/1/16                  227,272
        250        Johnson County, Unified School District
                   #232, (FSA), 4.75%, 9/1/19                    239,998
        500        Sedgwick County, Unified School District
                   #267, (AMBAC), 5.00%, 11/1/19                 491,895
        250        Sedgwick County, Unified School District
                   #267, (AMBAC), 6.15%, 11/1/09                 275,925
        230        Sedgwick County, Unified School District
                   #267, (AMBAC), 6.15%, 11/1/10                 253,851
------------------------------------------------------------------------
                                                             $ 1,940,909
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

KANSAS MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Hospital -- 10.4%
------------------------------------------------------------------------
     $  250        Kansas Development Finance Authority,
                   (Hays Medical Center, Inc.), (MBIA),
                   5.50%, 11/15/22                           $   253,438
        500        Kansas Development Finance Authority,
                   (St. Luke's/ Shawnee Mission), (MBIA),
                   5.375%, 11/15/26                              502,485
        500        Kansas Development Finance Authority,
                   (Stormont-Vail Healthcare) (MBIA),
                   5.80%, 11/15/11                               532,475
------------------------------------------------------------------------
                                                             $ 1,288,398
------------------------------------------------------------------------
Insured-Housing -- 0.8%
------------------------------------------------------------------------
     $  100        Puerto Rico Housing Finance Corp.,
                   (AMBAC), 7.50%, 10/1/11                   $   100,234
------------------------------------------------------------------------
                                                             $   100,234
------------------------------------------------------------------------
Insured-Lease Revenue -- 2.1%
------------------------------------------------------------------------
     $  250        Kansas Development Finance Authority,
                   (7th and Harrison Project), (AMBAC),
                   5.75%, 12/1/27                            $   261,893
------------------------------------------------------------------------
                                                             $   261,893
------------------------------------------------------------------------
Insured-Senior Living / Life Care -- 3.9%
------------------------------------------------------------------------
     $  500        Kansas Development Finance Authority,
                   (Sisters Of Charity - Leavenworth),
                   (MBIA), 5.00%, 12/1/25                    $   480,385
------------------------------------------------------------------------
                                                             $   480,385
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.4%
------------------------------------------------------------------------
     $  175        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)                                 $   169,566
------------------------------------------------------------------------
                                                             $   169,566
------------------------------------------------------------------------
Insured-Utilities -- 2.8%
------------------------------------------------------------------------
     $  135        Kansas City, Utility System, (FGIC),
                   6.375%, 9/1/23                            $   143,666
        200        Wellington Electric Waterworks and
                   Authority Revenue, (AMBAC),
                   5.20%, 5/1/23                                 200,522
------------------------------------------------------------------------
                                                             $   344,188
------------------------------------------------------------------------
Insured-Water and Sewer -- 2.8%
------------------------------------------------------------------------
     $  400        Wyandotte County & Kansas City, Utility
                   System, (MBIA), 4.50%, 9/1/28             $   352,136
------------------------------------------------------------------------
                                                             $   352,136
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Transportation -- 8.2%
------------------------------------------------------------------------
     $  300        Kansas Highway Transportation
                   Department, 5.25%, 9/1/19                 $   304,227
        350        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                      319,057
        400        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/22                      392,000
------------------------------------------------------------------------
                                                             $ 1,015,284
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.0%
   (identified cost $11,723,656)                             $12,053,709
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.0%                       $   368,898
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $12,422,607
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2001, 51.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.7% to 22.6% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2001

                                FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------
Investments --
   Identified cost                     $23,729,105           $17,439,830       $11,723,656
   Unrealized appreciation               1,418,299               769,232           330,053
---------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                  $25,147,404           $18,209,062       $12,053,709
---------------------------------------------------------------------------------------------
Cash                                   $     4,466           $   492,532       $   194,841
Receivable for investments
   sold                                         --                    --             5,000
Receivable from the Investment
   Adviser                                      --                 2,328             9,978
Interest receivable                        397,584               175,430           146,797
Prepaid expenses                               195                16,808            16,781
---------------------------------------------------------------------------------------------
TOTAL ASSETS                           $25,549,649           $18,896,160       $12,427,106
---------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts                   $     3,563           $     5,344       $        --
Payable to affiliate for
   Trustees' fees                               71                    71                71
Accrued expenses                             7,029                 5,554             4,428
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      $    10,663           $    10,969       $     4,499
---------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                           $25,538,986           $18,885,191       $12,422,607
---------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                         $24,116,223           $18,116,549       $12,092,554
Net unrealized appreciation
   (computed on the basis of
   identified cost)                      1,422,763               768,642           330,053
---------------------------------------------------------------------------------------------
TOTAL                                  $25,538,986           $18,885,191       $12,422,607
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JANUARY 31, 2001

                                FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Interest                               $1,470,640             $1,033,115        $  688,523
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                $1,470,640             $1,033,115        $  688,523
---------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------
Investment adviser fee                 $   48,859             $   28,124        $   18,828
Trustees fees and expenses                  1,422                    442               442
Legal and accounting services              38,718                 17,578            17,938
Custodian fee                              23,312                 18,891            11,686
Miscellaneous                               7,039                  6,002             6,752
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                         $  119,350             $   71,037        $   55,646
---------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee          $    9,611             $   12,056        $    1,243
   Reduction of investment
      adviser fee                              --                  7,262            18,828
   Allocation of expenses to
      the Investment Adviser                   --                  2,328             9,866
---------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS               $    9,611             $   21,646        $   29,937
---------------------------------------------------------------------------------------------

NET EXPENSES                           $  109,739             $   49,391        $   25,709
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                  $1,360,901             $  983,724        $  662,814
---------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)          $ (299,982)            $ (148,073)       $  (46,833)
   Financial futures contracts            (71,597)               (86,937)               --
---------------------------------------------------------------------------------------------
NET REALIZED LOSS                      $ (371,579)            $ (235,010)       $  (46,833)
---------------------------------------------------------------------------------------------
Change in unrealized
   appreciation
   (depreciation) --
   Investments (identified
      cost basis)                      $2,977,319             $1,954,788        $1,247,288
   Financial futures contracts              4,464                   (590)               --
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)          $2,981,783             $1,954,198        $1,247,288
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                                $2,610,204             $1,719,188        $1,200,455
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                     $3,971,105             $2,702,912        $1,863,269
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2001

INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $ 1,360,901           $   983,724       $   662,814
   Net realized loss                         (371,579)             (235,010)          (46,833)
   Net change in unrealized
      appreciation (depreciation)           2,981,783             1,954,198         1,247,288
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 3,971,105           $ 2,702,912       $ 1,863,269
------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $ 2,895,374           $ 1,171,840       $ 1,088,905
   Withdrawals                             (7,087,717)           (2,082,971)       (2,729,455)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $(4,192,343)          $  (911,131)      $(1,640,550)
------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                                 $  (221,238)          $ 1,791,781       $   222,719
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
At beginning of year                      $25,760,224           $17,093,410       $12,199,888
------------------------------------------------------------------------------------------------
AT END OF YEAR                            $25,538,986           $18,885,191       $12,422,607
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2000

INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $ 1,508,327           $ 1,082,364       $   719,905
   Net realized loss                         (185,258)              (88,647)          (50,545)
   Net change in unrealized
      appreciation (depreciation)          (3,681,324)           (2,675,664)       (1,561,606)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(2,358,255)          $(1,681,947)      $  (892,246)
------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $ 6,405,002           $ 1,633,534       $ 2,479,031
   Withdrawals                             (6,426,139)           (3,247,725)       (2,268,175)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL
   TRANSACTIONS                           $   (21,137)          $(1,614,191)      $   210,856
------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $(2,379,392)          $(3,296,138)      $  (681,390)
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
At beginning of year                      $28,139,616           $20,389,548       $12,881,278
------------------------------------------------------------------------------------------------
AT END OF YEAR                            $25,760,224           $17,093,410       $12,199,888
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                 FLORIDA INSURED PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED JANUARY 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.47%       0.38%       0.18%       0.07%       0.09%
   Net expenses after
      custodian fee reduction        0.43%       0.34%       0.11%       0.00%       0.02%
   Net investment income             5.34%       5.32%       5.21%       5.63%       5.76%
Portfolio Turnover                      8%         34%          9%         34%         36%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $25,539     $25,760     $28,140     $24,850     $24,204
------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                  0.30%       0.48%       0.39%
   Expenses after custodian
      fee reduction                                          0.23%       0.41%       0.32%
   Net investment income                                     5.09%       5.22%       5.46%
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      HAWAII PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED JANUARY 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.35%       0.02%       0.04%       0.03%       0.04%
   Net expenses after
      custodian fee reduction        0.28%       0.00%       0.00%       0.00%       0.00%
   Net investment income             5.53%       5.67%       5.39%       5.70%       5.96%
Portfolio Turnover                     13%         20%         29%         27%         21%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $18,885     $17,093     $20,390     $19,864     $16,014
------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.40%       0.38%       0.28%       0.46%       0.43%
   Expenses after custodian
      fee reduction                  0.33%       0.36%       0.24%       0.43%       0.39%
   Net investment income             5.48%       5.31%       5.15%       5.27%       5.57%
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      KANSAS PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED JANUARY 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.23%       0.05%       0.06%       0.05%       0.08%
   Net expenses after
      custodian fee reduction        0.22%       0.00%       0.00%       0.00%       0.00%
   Net investment income             5.55%       5.59%       5.34%       5.79%       5.91%
Portfolio Turnover                      7%         24%         33%         17%         49%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $12,423     $12,200     $12,881     $11,419     $11,736
------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.47%       0.49%       0.36%       0.57%       0.48%
   Expenses after custodian
      fee reduction                  0.46%       0.44%       0.30%       0.52%       0.40%
   Net investment income             5.31%       5.15%       5.04%       5.27%       5.51%
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Florida Insured Municipals Portfolio (Florida Insured Portfolio), Hawaii Municipals Portfolio (Hawaii Portfolio) and Kansas Municipals Portfolio (Kansas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and the Kansas Portfolio. The Portfolios seek to achieve current income exempt from regular federal income tax and particular state or local income or other taxes by investing primarily in investment grade municipal obligations. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. The Portfolios will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolios will begin amortizing market discounts on debt securities effective February 1, 2001. Prior to this date, the Portfolios did not amortize market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation based on securities held as of January 31, 2001.

 C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.
 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended January 31, 2001, each Portfolio incurred advisory fees as follows:

    PORTFOLIO                                 AMOUNT   EFFECTIVE RATE*
    ------------------------------------------------------------------
    Florida Insured                           $48,859            0.19%
    Hawaii                                     28,124            0.16%
    Kansas                                     18,828            0.16%

 *    As a percentage of average daily net assets.

   To enhance the net income of the Hawaii Portfolio and Kansas Portfolio, BMR made a reduction of its fee in the amount of $7,262 and $18,828, respectively, and $2,328 and $9,866 respectively, of expenses related to the operation of the Portfolios were allocated to BMR. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

   Trustees of the Portfolios who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2001, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended January 31, 2001, were as follows:

    FLORIDA INSURED PORTFOLIO
    ----------------------------------------------------
    Purchases                                 $2,096,198
    Sales                                      4,917,209

    HAWAII PORTFOLIO
    ----------------------------------------------------
    Purchases                                 $2,212,404
    Sales                                      2,546,867

    KANSAS PORTFOLIO
    ----------------------------------------------------
    Purchases                                 $  789,676
    Sales                                      1,779,972

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at January 31, 2001, as computed on a federal income tax basis, are as follows:

    FLORIDA INSURED PORTFOLIO
    -----------------------------------------------------
    AGGREGATE COST                            $23,729,105
    -----------------------------------------------------
    Gross unrealized appreciation             $ 1,538,534
    Gross unrealized depreciation                (120,235)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 1,418,299
    -----------------------------------------------------

    HAWAII PORTFOLIO
    -----------------------------------------------------
    AGGREGATE COST                            $17,439,830
    -----------------------------------------------------
    Gross unrealized appreciation             $ 1,055,345
    Gross unrealized depreciation                (286,113)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $   769,232
    -----------------------------------------------------
    KANSAS PORTFOLIO
    -----------------------------------------------------
    AGGREGATE COST                            $11,723,656
    -----------------------------------------------------
    Gross unrealized appreciation             $   464,762
    Gross unrealized depreciation                (134,709)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $   330,053
    -----------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the year ended January 31, 2001.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at January 31, 2001 is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                                                                      NET UNREALIZED
                                    EXPIRATION                                         APPRECIATION
    PORTFOLIO                       DATE        CONTRACTS                 POSITION    (DEPRECIATION)
    ------------------------------------------------------------------------------------------------
    Florida Insured                 3/01        6 U.S. Treasury Bond      Short           $4,464
    Hawaii                          3/01        9 U.S. Treasury Bond      Short             (590)

   At January 31, 2001, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
FLORIDA INSURED MUNICIPALS PORTFOLIO,
HAWAII MUNICIPALS PORTFOLIO AND
KANSAS MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 2001 and 2000 and the supplementary data for each of the five years in the period ended January 31, 2001. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of January 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio at January 31, 2001, and the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 2, 2001

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Cynthia J. Clemson
Vice President and Portfolio
Manager of Florida
Insured Municipals Portfolio

Robert B. MacIntosh
Vice President and
Portfolio Manager of
Hawaii Municipals Portfolio

Thomas M. Metzold
Vice President and
Portfolio Manager of
Kansas Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022



EATON VANCE MUNICIPALS TRUST II
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.



335-3/01                                                                   3CSRC